EXHIBIT 32.2
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. ss. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Qian Fang, Chief Financial Officer (principal financial officer) of China Digital Wireless, Inc. (the "Registrant"), certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2006 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


                                                           /s/ Qian Fang
                                                  ------------------------------
                                                  Name:    Qian Fang
                                                  Date:    August 17, 2006